EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

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

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                                                    GOLDMAN SACHS
                            COUNTRYWIDE            MORTGAGE COMPANY       GREENPOINT         NATIONAL CITY         Total:
------------------------------------------------------------------------------------------------------------------------------
FICO avg                         701.52                  709.57              715.34              728.52                713.31
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FICO stdev                        50.6                    42.04               37.87               40.55                 42.13
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FICO <640 %                        9.26%                   2.62                0.96                1.6                   2.51%
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FICO <680%                        42.17%                  26.57               15.82               12.11                 22.56%
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CLTV avg                          82.92                   89.35               91.05               84.23                 88.52
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CLTV >80%                         56.17%                  64.36               78.08               51.63                 67.41%
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SS CLTV %                         93.1                    95.87               94.7                94.41                 95.11
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Full Doc %                        36.21%                  26.03               16.98               63.41                 27.38%
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Loan Bal avg                $224,245.68              286,604.23          287,402.42          193,969.47           $267,206.75
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% Jumbo                            0.00%                  41.37               48.3                 7.84                 36.77%
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DTI %                             37.81                   37.7                34.85               33.5                  36.1
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Purch %                           62.80%                  65.59               65.26               60.44                 64.69%
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Cash Out %                        21.94%                  26.85               19.6                23.38                 23.36%
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Fxd %                              0.00%                      0                  0                    0                  0.00%
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3 yr ARM >= %                    100.00%                  85.54               83.38                 100                 87.52%
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WAC avg                            5.58                    5.96                5.79                 5.7                  5.82
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WAC stdev                          0.42                    0.58                0.54                 0.4                  0.55
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1st Lien %                       100.00%                    100                 100                 100                100.00%
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MI %                              21.93%                    3.36                2.04               14.13                 5.66%
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CA %                              32.34%                    61.2               46.77               19.17                48.98%
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Invt Prop %                        3.82%                   15.73               16.07               36.02                16.81%
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IO %                              93.17%                   89.13               94.51               81.91                90.76%
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IO non-Full Doc %                 59.08%                   64.69               78.42               29.73                65.74%
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Multi-Fam %                        1.28%                    6.79                5.77                5.47                 5.77%
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Prim Occ %                        89.40%                    80.2               82.62               62.59                80.16%
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



===================================================================================================================================
Originator/ Source                 % Bal.      WA LTV      WA CLTV      WA SS CLTV      FICO        WAC       Purch     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                         9.15%      76.614       83.082         93.096     701.271      5.576      62.80%       3.82%
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS MORTGAGE COMPANY     43.73       75.66        87.464         95.871     711.307      5.893      65.59       15.73
-----------------------------------------------------------------------------------------------------------------------------------
GREENPOINT                         37.03       78.602       90.842         94.701     716.263      5.748      65.26       16.07
-----------------------------------------------------------------------------------------------------------------------------------
NATIONAL CITY                      10.09       78.213       84.531         94.415     726.09       5.683      60.44       36.02
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Total:                            100.00%      77.094       88.018         95.114     713.716      5.789      64.69%      16.81%
===================================================================================================================================



Originator/ Source                  CA %      1st Lien    % with S.2nd    Full Doc      IO%       DTI %        MI %
=======================================================================================================================
COUNTRYWIDE                        32.34%      100.00%       38.75%        36.21%      93.17%     37.81%      21.93%
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GOLDMAN SACHS MORTGAGE COMPANY     61.2        100           65.78         26.03       89.13       37.7        3.36
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GREENPOINT                         46.77       100           77.38         16.98       94.51      34.85        2.04
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NATIONAL CITY                      19.17       100           39.25         63.41       81.91       33.5       14.13
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Total:                             48.98%      100.00%       64.93%        27.38%      90.76%     36.10%       5.66%
=======================================================================================================================


Occupancy                         % Bal.       WALTV          WACLTV     WA SS CLTV    WAFICO       WAC       Purch %   Invt Prop %
===================================================================================================================================
NON OWNER                          16.81%      75.084         80.476       90.074      723.275     5.951      61.94%     100.00%
-----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                     80.16       77.565         89.806       95.772      711.302     5.754      64.74           0
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SECOND HOME                         3.03       75.799         82.555       93.34       724.549     5.821      78.56           0
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Total                             100.00%      77.094         88.018       95.114      713.716     5.789      64.69%      16.81%
===================================================================================================================================



Occupancy                           CA%       1st Lien%   % with S.2nd    Full Doc      IO%       DTI %        MI %
=======================================================================================================================
NON OWNER                          38.09%      100.00%       41.17%        36.78%      87.43%     33.49%       8.06%
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OWNER OCCUPIED                     51.83       100           70.68         25.45       91.61      36.59        5.03
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SECOND HOME                        33.81       100           44.51         26.25       86.84      38.34        8.85
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Total                              48.98%      100.00%       64.93%        27.38%      90.76%     36.10%       5.66%
=======================================================================================================================



Documentation                      % Bal.      WALTV          WACLTV     WA SS CLTV    WAFICO       WAC       Purch %   Invt Prop %
===================================================================================================================================
FULL/ALT DOC                       27.38%      78.665         89.89        95.793      706.631     5.717      61.81%      22.58%
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NO DOC WITH VERFIED ASSETS          2.07       74.628         80.74        95.015      717.094     6.242      57.8        12.25
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NO DOC/NINA                         8.55       70.809         79.228       94.535      708.842     5.895      62.26       13.82
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REDUCED DOC                         5.3        75.086         82.103       92.046      717.497     5.544      64.25        2.83
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STATED DOC                         56.7        77.561         89.258       95.039      717.395     5.814      66.74       15.95
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Total                             100.00%      77.094         88.018       95.114      713.716     5.789      64.69%      16.81%
===================================================================================================================================



Documentation                       CA%       1st Lien%   % with S.2nd    Full Doc      IO%       DTI %        MI %
=======================================================================================================================
FULL/ALT DOC                       31.90%      100.00%       65.48%       100.00%      91.40%     36.93%      10.43%
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NO DOC WITH VERFIED ASSETS         17.69       100           35.24             0       80.77       0.42        8.84
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NO DOC/NINA                        69.47       100           45.97             0       78.78      44.31        3.26
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REDUCED DOC                        37.7        100           41.97             0       93.81      36.66       16.05
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STATED DOC                         56.33       100           70.74             0       92.34      35.67        2.62
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Total                              48.98%      100.00%       64.93%        27.38%      90.76%     36.10%       5.66%
=======================================================================================================================



===================================================================================================================================
Interest Only                      % Bal.      WALTV          WACLTV     WA SS CLTV    WAFICO       WAC       Purch %   Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
IO Loans                           90.76       77.247         88.525       95.166      714.516     5.778      65.05       16.2
-----------------------------------------------------------------------------------------------------------------------------------
Non-IO                              9.24%      75.598         83.032       94.35       705.858     5.902      61.13%      22.88%
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Total
===================================================================================================================================



=======================================================================================================================
Interest Only                       CA%       1st Lien%   % with S.2nd    Full Doc %   IO %       DTI %        MI %
-----------------------------------------------------------------------------------------------------------------------
IO Loans                           50.05       100           66.98          27.57      100        36.09        5.12
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Non-IO                             38.44%      100.00%       44.75%         25.48%     0.00%      36.31%      10.90%
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Total
=======================================================================================================================



===================================================================================================================================
FICO                               % Bal.      WALTV          WACLTV     WA SS CLTV    WAFICO       WAC       Purch %   Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
0-600                               0.06%      80.896         92.358       90          574.188     6.691      23.58%       0.00%
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601-640                             2.74       77.599         84.258       94.428      630.424     5.922      43.5         3.92
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641-680                             20.6       76.265         84.586       93.331      665.076     5.872      49.86       12.25
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681-700                            16.92       76.767         87.785       94.092      690.291     5.832      56.31       14.62
-----------------------------------------------------------------------------------------------------------------------------------
700>=                              59.69       77.446         89.436       95.893      741.105     5.741      73.2        19.62
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Total                             100.00%      77.094         88.018       95.114      713.716     5.789      64.69%      16.81%
===================================================================================================================================



=======================================================================================================================
FICO                                CA%       1st Lien%   % with S.2nd    Full Doc %   IO %       DTI %        MI %
-----------------------------------------------------------------------------------------------------------------------
0-600                             100.00%      100.00%       76.42%         23.58%     76.42%     42.39%      23.58%
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601-640                             34.2       100           39.09          66.78      84.15      38.72       17.76
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641-680                            45.32       100           53.73          37.22      87.17      37.63        7.27
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681-700                            49.66       100           66.87             23      91.48      35.81        4.93
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700>=                              50.67       100           69.42          23.42      92.12      35.55        4.73
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Total                              48.98%      100.00%       64.93%         27.38%     90.76%     36.10%       5.66%
=======================================================================================================================


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===================================================================================================================================
Lien Position                      % Bal.      WALTV          WACLTV     WA SS CLTV    WAFICO       WAC       Purch %   Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                           100.00%     77.094         88.018       95.114      713.716     5.789      64.69%      16.81%
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien
-----------------------------------------------------------------------------------------------------------------------------------
Total                              100.00%     77.094         88.018       95.114      713.716     5.789      64.69%      16.81%
===================================================================================================================================



=======================================================================================================================
Lien Position                       CA%       1st Lien%   % with S.2nd    Full Doc %   IO %       DTI %        MI %
-----------------------------------------------------------------------------------------------------------------------
1st Lien                           48.98%      100.00%       64.93%         27.38%     90.76%     36.10%       5.66%
-----------------------------------------------------------------------------------------------------------------------
2nd Lien
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Total                              48.98%      100.00%       64.93%         27.38%     90.76%     36.10%       5.66%
=======================================================================================================================
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